UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2016

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously reported on a Form 8-K filed by Nuo Therapeutics, Inc. (the “Company”), on January 26, 2016, the Company filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), which is being administered under the caption “In re: Nuo Therapeutics, Inc.”, Case No. 16-10192 (MFW) (the “Chapter 11 Case”). On March 21, 2016, the Company filed its unaudited Monthly Operating Report for the period between January 27 and February 29, 2016 (the "Monthly Operating Report") with the Bankruptcy Court. The financial statements in the Monthly Operating Report were not audited and were not prepared in accordance with accounting principles generally accepted in the United States. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report has been prepared solely for the purpose of complying with the Operating Guidelines and Reporting Requirements for Debtors in Possession and Trustees established by the Office of the United States Trustee in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Report is limited in scope and only covers a limited time period.

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results

A copy of this Monthly Operating Report is attached as Exhibit 99.1 hereto and incorporated herein by reference. The Monthly Operating Report annexed as Exhibit 99.1 hereto shall not be deemed an admission as to the materiality of any information disclosed therein.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative, extremely risky and likely to lead to financial loss. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Accordingly, the Company discourages trading of its equity securities during the pendency of the Chapter 11 Case.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the ability of the Company to continue as a going concern; the closing of the and transactions contemplated by the waiver and first amendment of the Company's debtor-in-possession financing agreement, which are subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the Company's ability to have its Chapter 11 plan approved; the Company's ability to execute upon its Chapter 11 plan; the Company’s ability to obtain Bankruptcy Court approval with respect to its Chapter 11 plan or motions in the Chapter 11 Case; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Case; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization (including its Chapter 11 plan) once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations or business prospects; whether the Company will be able to identify potential third parties interested in acquiring its assets; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Case and other litigation; the Company's ability to raise sufficient proceeds from the sale of assets; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued capital needs; restructuring payments and debt-service; the substantial risk that the Company's common stock retains little or no value; the Company’s ability to maintain contracts that are critical to its operation; to obtain and maintain service providers; to retain key executives and employees; and other risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission its most recent Reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Company's business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Monthly Operating report for the period between January 27 and February 29, 2016, filed with the United States Bankruptcy Court for the District of Delaware on March 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Acting Chief Executive Officer & Acting Chief Financial Officer

Date: March 22, 2016